Exhibit 99.1

NEWS RELEASE
For more information, contact:
Debra J. Richardson, Sr. Vice President
(515) 273-3551, drichardson@american-equity.com
John M. Matovina, Vice Chairman
(515) 457-1813, jmatovina@american-equity.com
D. J. Noble, Chairman
(515) 457-1705, dnoble@american-equity.com
Julie L. LaFollette, Investor Relations
(515) 273-3602, jlafollette@american-equity.com

FOR IMMEDIATE RELEASE
July 30, 2008

American Equity Reports Second Quarter 2008 Operating Income
of $18.7 Million or $0.33 Per Diluted Common Share

WEST DES MOINES, Iowa (July 30, 2008) – American Equity Investment Life Holding Company (NYSE: AEL), a leading underwriter of fixed-rate and index annuities, today reported 2008 second quarter operating income1 of $18.7 million, or $0.33 per diluted common share, an increase of 14% over 2007 second quarter operating income of $16.3 million, or $0.28 per diluted common share.  Financial highlights include:

•	Annuity sales of $648.0 million during the second quarter of 2008, an increase of 4% over second quarter 2007 annuity sales of $622.5 million

•	Investment spread on annuity business of 2.76% for the second quarter of 2008 compared to 2.59% for the first quarter 2008

•	Book value per outstanding common share[2] of $12.77 (excluding Accumulated Other Comprehensive Loss)

Net income for the second quarter of 2008 was $4.8 million, or $0.09 per diluted common share, compared to net income of $20.6 million, or $0.35 per diluted common share for the same period in 2007.   Net income for the second quarter of 2008 was reduced by $8.9 million for recognition of “other than temporary impairments” on invested assets resulting in realized losses, net of taxes and adjustments to the amortization of deferred policy acquisition costs and deferred sales inducements, and by $5.6 million for net valuation adjustments in the derivatives and embedded derivatives associated with American Equity’s index annuity business.

1     In addition to net income, American Equity has consistently utilized operating income, a non-GAAP financial measure commonly used in the life insurance industry, as an economic measure to evaluate its financial performance.  Operating income equals net income adjusted to eliminate the impact of (i) net realized gains and losses on investments; and (ii) the impact of SFAS 133, dealing with the fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, American Equity believes a measure excluding their impact is useful in analyzing operating trends.  American Equity believes the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of American Equity’s underlying results and profitability.  A reconciliation of net income to operating income is provided in the accompanying tables.

2     Book value per outstanding share excluding Accumulated Other Comprehensive Loss (“AOCL”), a non-GAAP financial measure, is calculated as total stockholders’ equity excluding AOCL divided by the total number of shares of common stock outstanding.

CONTINUED SALES MOMENTUM

New sales of American Equity’s annuity products remained strong in the second quarter of 2008, with sales exceeding $200 million per month for each month during the quarter.  This momentum has continued into July, 2008, with sales again expected to exceed $200 million.   New annuity sales in 2008 have been predominantly sales of American Equity’s multi-strategy index annuities.  Allocations of new premium to the fixed-rate strategy within the index products increased to 37% of deposits received in the first six months of 2008 compared to 27% in the first six months of 2007.  Commented David J. Noble, Chairman, Chief Executive Officer and President of American Equity, “We are very proud of the fact that no American Equity annuity holder has ever lost a dime of contract value due to market volatility.  Nearly every day brings news of the capital crises affecting our nation, but our annuity holders need not worry about the safety of their index and fixed-rate annuity savings.  This is one of the great values that insurance products like index annuities bring to the market for principal-protected savings alternatives.”
On June 25, 2008, the Securities and Exchange Commission adopted proposed rule 151A which would change the legal status of index annuities from insurance to securities.  If adopted in its present form, the earliest the rule would become effective is late 2009, and it applies prospectively only to sales of index annuities after the effective date.  The proposed rule appears to be having little effect on new sales currently. American Equity believes the rule reflects fundamental inaccuracies and misperceptions about index annuities, how they are marketed and how they are regulated by state insurance departments.  Regardless of whether the rule is adopted, American Equity intends to be prepared to market a registered index annuity through the broker dealer distribution channel, and the company is working with its independent insurance agents and national marketing organizations to adapt to this potential change.  In addition, American Equity will enhance its product offerings in fixed-rate annuities, for which the company anticipates continued market demand.

STEADY IMPROVEMENT IN GROSS INVESTMENT SPREADS

American Equity’s gross investment spread on aggregate annuity reserves was 2.76% for the second quarter of 2008, compared to 2.59% for the first quarter of 2008.  This improvement reflects both enhanced yields on invested assets as well as a steady decrease in the cost of money for the company’s annuity liabilities.  Second quarter 2008 aggregate yield on invested assets was 6.20% compared to 6.14% for the first quarter of 2008.   During the second quarter American Equity purchased new fixed income securities totaling $1.26 billion with an average yield of 6.66% and made new commercial mortgage loans totaling $185.6 million with an average yield of 6.13%.   Fixed income securities called or sold during the second quarter totaled $1.01 billion with an average yield of 6.53%.
The aggregate cost of money declined to 3.44% in the second quarter of 2008 compared to 3.55% in the first quarter of 2008.  This reduction, which began in the first quarter of 2008, was driven primarily by lower costs of one-year call options purchased to fund the index credits on American Equity’s index annuities, and reflects rate cuts implemented during 2007 in response to increasing volatility and corresponding increases in option costs for that year.

CONTINUED STRONG ASSET QUALITY

While valuations have declined in certain asset sectors over the last 12 months, the quality of American Equity’s invested assets remains strong with over 99% of fixed income securities rated investment grade or higher, and 89% rated A or higher.  The quality of American Equity’s commercial mortgage loans, totaling $2.2 billion at June 30, 2008 or 16.8% of total invested assets, has also remained consistently high, with no defaults, delinquencies or restructurings.  American Equity has no exposure to subprime residential mortgages, and its investments in “Alt-A” residential mortgage loan pools are all in the highest available tranches of such pools with no exposure to adjustable rate mortgage loans and no leverage related to those investments.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Forward-looking statements relate to future operations, strategies, financial results or other developments, and are subject to assumptions, risks and uncertainties.  Statements such as “guidance,” “expect,” “anticipate,” “believe,” “goal,” “objective,” “target,” “may,” “should,” “estimate,” “projects,” or similar words as well as specific projections of future results qualify as forward-looking statements.  Factors that may cause our actual results to differ materially from those contemplated by these forward looking statements can be found in the company’s Form 10-K filed with the Securities and Exchange Commission.   Forward-looking statements speak only as of the date the statement was made and the company undertakes no obligation to update such forward-looking statements.  There can be no assurance that other factors not currently anticipated by the company will not materially and adversely affect our results of operations.  Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.

CONFERENCE CALL

American Equity will hold a conference call to discuss second quarter 2008 earnings on Thursday, July 31, 2008, at 10 a.m. CDT.   The conference call will be webcast live on the Internet.  Investors and interested parties who wish to listen to the call on the Internet may do so at www.american-equity.com.  The call may also be accessed by telephone at 1-866-356-4441, passcode 85146842 (international callers, please dial 1-617-597-5396).   An audio replay will be available shortly after the call on AEL’s web site.  An audio replay will also be available via telephone through August 21, 2008 by calling 1-888-286-8010, passcode 86101638 (international callers will need to dial 1-617-801-6888).

ABOUT AMERICAN EQUITY

American Equity Investment Life Holding Company, through its wholly-owned operating subsidiaries, is a full-service underwriter of a broad line of annuity and insurance products with a primary emphasis on the sale of fixed-rate and index annuities.  The company’s headquarters are located at 5000 Westown Parkway, West Des Moines, Iowa, 50266. The mailing address of the company is: P.O. Box 71216, Des Moines, Iowa, 50325.   For more information, visit our website www.american-equity.com.

###

American Equity Investment Life Holding Company

Net Income/Operating Income (Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
	(Dollars in thousands, expect per share data)
Revenues:
Traditional life and accident and health insurance premiums	$2,880	$3,190	$6,196	$6,247
Annuity product charges	11,845	11,453	23,943	20,447
Net investment income	202,080	175,719	397,568	345,077
Realized gains (losses) on investments	(30,019)	17	(32,438)	596
Change in fair value of derivatives	(73,313)	98,986	(230,678)	90,464
Total revenues	113,473	289,365	164,591	462,831

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,321	2,097	4,930	4,030
Interest credited to account balances	49,469	168,141	103,645	284,094
Amortization of deferred sales inducements	(4,479)	11,602	27,433	15,963
Change in fair value of embedded derivatives	17,745	14,984	(200,869)	8,353
Interest expense on notes payable	3,722	4,057	7,851	8,139
Interest expense on subordinated debentures	4,649	5,614	9,880	11,203
Interest expense on amounts due under repurchase agreements	2,024	3,060	4,996	7,078
Amortization of deferred policy acquisition costs	18,620	34,366	99,310	51,935
Other operating costs and expenses	12,100	14,083	24,818	25,494
Total benefits and expenses	106,171	258,004	81,994	416,289

Income before income taxes	7,302	31,361	82,597	46,542
Income tax expense	2,535	10,757	28,678	16,011
Net income	4,767	20,604	53,919	30,531
Realized (gains) losses on investments, net of offsets	8,910	(11)	9,918	(385)
Net effect of SFAS 133, net of offsets	5,000	(4,266)	(27,426)	1,314

Operating income (a)	$18,677	$16,327	$36,411	$31,460

Earnings per common share	$0.09	$0.36	$0.99	$0.54
Earnings per common share - assuming dilution	$0.09	$0.35	$0.95	$0.52
Operating income per common share (a)	$0.35	$0.29	$0.67	$0.55
Operating income per common share - assuming dilution (a)	$0.33	$0.28	$0.64	$0.53

Weighted average common shares outstanding (in thousands):
Earnings per common share	53,934	57,122	54,661	56,909
Earnings per common share - assuming dilution	56,856	60,309	57,518	60,342

American Equity Investment Life Holding Company

Operating Income
Three months ended June 30, 2008 (Unaudited)

		Adjustments		Operating
	As Reported	Realized Losses	SFAS 133	Income (a)
		(Dollars in thousands, except per share data)
Reserves:
Traditional life and accident and health insurance premiums	$2,880	$-	$-	$2,880
Annuity product charges	11,845	-	-	11,845
Net investment income	202,080	-	-	202,080
Realized losses on investments	(30,019)	30,019	-	-
Change in fair value of derivatives	(73,313)	-	6,052	(67,261)
Total revenues	113,473	30,019	6,052	149,544

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,321	-	-	2,321
Interest credited to account balances	49,469	-	-	49,469
Amortization of deferred sales inducements	(4,479)	6,083	8,286	9,890
Change in fair value of embedded derivatives	17,745	-	(17,745)	-
Interest expense on notes payable	3,722	-	(73)	3,649
Interest expense on subordinated debentures	4,649	-	-	4,649
Interest expense on amounts due under repurchase agreements	2,024	-	-	2,024
Amortization of deferred policy acquisition costs	18,620	10,133	7,603	36,356
Other operating costs and expenses	12,100	-	449	12,549
Total benefits and expenses	106,171	16,216	(1,480)	120,907

Income before income taxes	7,302	13,803	7,532	28,637
Income tax expense	2,535	4,893	2,532	9,960

Net income	$4,767	$8,910	$5,000	$18,677

Earnings per common share	$0.09			$0.35
Earnings per common share - assuming dilution	$0.09			$0.33

(a)   In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments, and the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.   We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor's understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement

June 30, 2008

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2008

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	June 30, 2008	December 31, 2007
	(Unaudited)
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$6,074,498	$5,008,772
Held for investment, at amortized cost	4,651,973	5,355,733
Equity securities, available for sale, at fair value	152,549	87,412
Mortgage loans on real estate	2,213,548	1,953,894
Derivative instruments	74,068	204,657
Policy loans	422	427
Total investments	13,167,058	12,610,895

Cash and cash equivalents	13,438	18,888
Coinsurance deposits	1,612,854	1,698,153
Accrued investment income	84,887	77,348
Deferred policy acquisition costs	1,362,312	1,272,108
Deferred sales inducements	687,595	588,473
Deferred income taxes	68,570	75,806
Other assets	56,555	52,701
Total assets	$17,053,269	$16,394,372

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2008

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS (Continued)
 (Dollars in thousands)

	June 30, 2008	December 31, 2007
	(Unaudited)
Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves	$15,202,225	$14,711,780
Other policy funds and contract claims	115,717	120,186
Notes payable	255,018	268,339
Subordinated debentures	268,383	268,330
Amounts due under repurchase agreements	499,247	257,225
Other liabilities	119,565	156,877
Total liabilities	16,460,155	15,782,737

Stockholders’ equity:
Common stock	51,598	53,556
Additional paid-in capital	366,110	387,302
Unallocated common stock held by ESOP	(6,575)	(6,781)
Accumulated other comprehensive loss	(88,425)	(38,929)
Retained earnings	270,406	216,487
Total stockholders’ equity	593,114	611,635
Total liabilities and stockholders’ equity	$17,053,269	$16,394,372

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2008

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Revenues:
Traditional life and accident and health insurance premiums	$2,880	$3,190	$6,196	$6,247
Annuity product charges	11,845	11,453	23,943	20,447
Net investment income	202,080	175,719	397,568	345,077
Realized gains (losses) on investments	(30,019)	17	(32,438)	596
Change in fair value of derivatives	(73,313)	98,986	(230,678)	90,464
Total revenues	113,473	289,365	164,591	462,831

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,321	2,097	4,930	4,030
Interest credited to account balances	49,469	168,141	103,645	284,094
Amortization of deferred sales inducements	(4,479)	11,602	27,433	15,963
Change in fair value of embedded derivatives	17,745	14,984	(200,869)	8,353
Interest expense on notes payable	3,722	4,057	7,851	8,139
Interest expense on subordinated debentures	4,649	5,614	9,880	11,203
Interest expense on amounts due under repurchase agreements	2,024	3,060	4,996	7,078
Amortization of deferred policy acquisition costs	18,620	34,366	99,310	51,935
Other operating costs and expenses	12,100	14,083	24,818	25,494
Total benefits and expenses	106,171	258,004	81,994	416,289

Income before income taxes	7,302	31,361	82,597	46,542
Income tax expense	2,535	10,757	28,678	16,011
Net income	$4,767	$20,604	$53,919	$30,531

Earnings per common share	$0.09	$0.36	$0.99	$0.54
Earnings per common share - assuming dilution (a)	$0.09	$0.35	$0.95	$0.52
Weighted average common shares outstanding (in thousands):
Earnings per common share	53,934	57,122	54,661	56,909
Earnings per common share - assuming dilution	56,856	60,309	57,518	60,342

(a)
The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $262 for the three months ended June 30, 2008, $262 for the three months ended June 30, 2007, $524 for the six months ended June 30, 2008 and $528 for the six months ended June 30, 2007.

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2008

Operating Income
Six months ended June 30, 2008 (Unaudited)
	As Reported	Realized Loss Adjustments	SFAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$6,196	$–	$–	$6,196
Annuity and single premium universal life product charges	23,943	–	–	23,943
Net investment income	397,568	–	–	397,568
Realized losses on investments	(32,438)	32,438	–	–
Change in fair value of derivatives	(230,678)	–	100,965	(129,713)
Total revenues	164,591	32,438	100,965	297,994

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	4,930	–	–	4,930
Interest credited to account balances	103,645	–	–	103,645
Amortization of deferred sales inducements	27,433	6,318	(13,266)	20,485
Change in fair value of embedded derivatives	(200,869)	–	200,869	–
Interest expense on notes payable	7,851	–	(564)	7,287
Interest expense on subordinated debentures	9,880	–	–	9,880
Interest expense on amounts due under repurchase agreements	4,996	–	–	4,996
Amortization of deferred policy acquisition costs	99,310	10,755	(44,122)	65,943
Other operating costs and expenses	24,818	–	182	25,000
Total benefits and expenses	81,994	17,073	143,099	242,166

Income before income taxes	82,597	15,365	(42,134)	55,828
Income tax expense	28,678	5,447	(14,708)	19,417
Net income	$53,919	$9,918	$(27,426)	$36,411

Earnings per common share	$0.99			$0.67
Earnings per common share – assuming dilution	$0.95			$0.64

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration or gains recognized upon early termination	$20,030	$–	$20,030
Cost of money for index annuities	(149,320)	–	(149,320)
Change in the difference between fair value and remaining option cost at beginning and end of period	(101,388)	100,965	(423)
	$(230,678)	$100,965	$(129,713)

Index credits included in interest credited to account balances	$24,217	$24,217

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2008

Operating Income
Three months ended June 30, 2008 (Unaudited)
	As Reported	Realized Loss Adjustments	SFAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$2,880	$–	$–	$2,880
Annuity product charges	11,845	–	–	11,845
Net investment income	202,080	–	–	202,080
Realized losses on investments	(30,019)	30,019	–	–
Change in fair value of derivatives	(73,313)	–	6,052	(67,261)
Total revenues	113,473	30,019	6,052	149,544

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,321	–	–	2,321
Interest credited to account balances	49,469	–	–	49,469
Amortization of deferred sales inducements	(4,479)	6,083	8,286	9,890
Change in fair value of embedded derivatives	17,745	–	(17,745)	–
Interest expense on notes payable	3,722	–	(73)	3,649
Interest expense on subordinated debentures	4,649	–	–	4,649
Interest expense on amounts due under repurchase agreements	2,024	–	–	2,024
Amortization of deferred policy acquisition costs	18,620	10,133	7,603	36,356
Other operating costs and expenses	12,100	–	449	12,549
Total benefits and expenses	106,171	16,216	(1,480)	120,907

Income before income taxes	7,302	13,803	7,532	28,637
Income tax expense	2,535	4,893	2,532	9,960
Net income	$4,767	$8,910	$5,000	$18,677

Earnings per common share	$0.09			$0.35
Earnings per common share – assuming dilution	$0.09			$0.33

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration or gains recognized upon early termination	$7,263	$–	$7,263
Cost of money for index annuities	(74,213)	–	(74,213)
Change in the difference between fair value and remaining option cost at beginning and end of period	(6,363)	6,052	(311)

	$(73,313)	$6,052	$(67,261)

Index credits included in interest credited to account balances	$7,807		$7,807

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2008

Operating Income/Net Income
Quarterly Summary – Most Recent 5 Quarters (Unaudited)
	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$2,880	$3,316	$3,032	$3,344	$3,190
Annuity product charges	11,845	12,098	12,805	12,576	11,453
Net investment income	202,080	195,488	191,107	183,732	175,719
Change in fair value of derivatives	(67,261)	(62,452)	(7,249)	56,332	68,821
Total revenues	149,544	148,450	199,695	255,984	259,183

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,321	2,609	2,029	2,360	2,097
Interest credited to account balances	49,469	54,176	110,294	165,821	168,141
Amortization of deferred sales inducements	9,890	10,595	9,364	9,177	9,124
Interest expense on notes payable	3,649	3,638	3,772	3,770	3,793
Interest expense on subordinated debentures	4,649	5,231	5,644	5,673	5,614
Interest expense on amounts due under repurchase agreements	2,024	2,972	4,084	4,764	3,060
Amortization of deferred policy acquisition costs	36,356	29,587	27,712	27,776	28,405
Other operating costs and expenses	12,549	12,451	11,154	11,582	14,083
Total benefits and expenses	120,907	121,259	174,053	230,923	234,317

Operating income before income taxes	28,637	27,191	25,642	25,061	24,866
Income tax expense	9,960	9,457	8,622	8,639	8,539

Operating income (a)	18,677	17,734	17,020	16,422	16,327
Realized gains (losses) on investments, net of offsets	(8,910)	(1,008)	(2,283)	210	11
Net effect of SFAS 133, net of offsets	(5,000)	32,426	(19,735)	(13,189)	4,266

Net income (loss)	$4,767	$49,152	$(4,998)	$3,443	$20,604
Operating income per common share (a)	$0.35	$0.32	$0.30	$0.29	$0.29
Operating income per common share – assuming dilution (a)	$0.33	$0.31	$0.29	$0.28	$0.28
Earnings (loss) per common share	$0.09	$0.89	$(0.09)	$0.06	$0.36
Earnings (loss) per common share – assuming dilution	$0.09	$0.85	$(0.08)	$0.06	$0.35

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	53,934	55,431	56,348	56,878	57,122
Earnings (loss) per common share - assuming dilution	56,856	58,221	59,154	59,774	60,309

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2008

Capitalization/ Book Value per Share

	June 30, 2008	December 31, 2007
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$255,018	$268,339
Subordinated debentures payable to subsidiary trusts	268,383	268,330
Total debt	523,401	536,669

Total stockholders’ equity	593,114	611,635

Total capitalization	1,116,515	1,148,304
Accumulated other comprehensive loss (AOCL)	88,425	38,929
Total capitalization excluding AOCL (a)	$1,204,940	$1,187,233

Total stockholders’ equity	$593,114	$611,635
Accumulated other comprehensive loss	88,425	38,929
Total stockholders’ equity excluding AOCL (a)	$681,539	$650,564

Common shares outstanding (b)	53,350,670	55,919,585

Book Value per Share: (c)
Book value per share including AOCL	$11.12	$10.94
Book value per share excluding AOCL (a)	$12.77	$11.63
Book value per share excluding AOCL and SFAS 133 (a)	$12.89	$12.22

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	21.1%	22.6%
Adjusted debt / Total capitalization	28.4%	30.2%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCL.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments caused principally by changes in market interest rates, we believe these non-GAAP financial measures provide useful supplemental information.  Book value per share excluding AOCL and SFAS 133 is a non-GAAP financial measure based on stockholders’ equity excluding the effect of AOCL and the cumulative impact on stockholders’ equity of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because the cumulative impact of SFAS 133 fluctuates in a manner unrelated to core operations, we believe this non-GAAP financial measure provides useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2008 - 2,353,053 shares; 2007 - 2,993,148 shares and exclude unallocated shares held by ESOP: 2008 - 600,228 shares; 2007 - 629,565 shares.

(c)
Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity  excluding AOCL divided by the total number of shares of common stock outstanding.  Book value excluding AOCL and the impact of SFAS 133 is calculated as total stockholders’ equity excluding AOCL adjusted to eliminate the cumulative impact on stockholders’ equity of SFAS 133 divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCL.  Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCL.

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2008

Annuity Deposits by Product Type
	Six Months Ended June 30,		Year Ended December 31,
Product Type	2008	2007	2007
	(Dollars in thousands)
Index Annuities:
Index Strategies	$724,619	$756,851	$1,578,347
Fixed Strategy	421,930	278,372	515,229
	1,146,549	1,035,223	2,093,576
Fixed Rate Annuities:
Single-Year Rate Guaranteed	13,971	28,094	45,948
Multi-Year Rate Guaranteed	2,643	3,672	5,158
	16,614	31,766	51,106
Total before coinsurance ceded	1,163,163	1,066,989	2,144,682
Coinsurance ceded	971	1,075	1,779
Net after coinsurance ceded	$1,162,192	$1,065,914	$2,142,903

Surrender Charge Protection and Account Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Account Values at June 30, 2008

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Index Annuities	14.1	11.1	15.0%	$11,635,231	86.1%
Single-Year Fixed Rate Guaranteed Annuities	10.6	4.9	7.7%	1,420,005	10.5%
Multi-Year Fixed Rate Guaranteed Annuities	7.1	2.7	5.7%	456,894	3.4%

Total	13.5	10.2	13.9%	$13,512,130	100.0%

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2008

Annuity Liability Characteristics
	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$195,410	$100,699
0.0% < 2.0%	14,258	4,676
2.0% < 3.0%	87,919	22,285
3.0% < 4.0%	39,007	68,047
4.0% < 5.0%	134,103	151,550
5.0% < 6.0%	38,689	135,788
6.0% < 7.0%	245,079	427,004
7.0% < 8.0%	251,175	399,154
8.0% < 9.0%	295,533	343,809
9.0% < 10.0%	74,103	442,313
10.0% or greater	501,623	9,539,906
	$1,876,899	$11,635,231

	Fixed and	Weighted
	Index	Average
	Annuities	Surrender
	Account Value	Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR
Out of Surrender Charge	$296,109	0.00%
2008	58,526	5.01%
2009	351,910	6.43%
2010	397,736	5.30%
2011	370,565	5.93%
2012	546,550	6.90%
2013	699,812	7.35%
2014	652,531	8.52%
2015	608,795	10.77%
2016	821,502	11.69%
2017	1,019,196	12.68%
2018	838,365	14.19%
2019	513,629	13.87%
2020	632,552	15.04%
2021	643,363	16.69%
2022	1,266,013	18.55%
2023	2,573,911	19.53%
2024	1,200,400	19.88%
2025	20,665	20.00%
	$13,512,130	13.89%

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2008

Annuity Liability Characteristics
	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,666,204	$11,507,042
Multi-year (3 - 5 years)	210,695	128,189
	$1,876,899	$11,635,231
ULTIMATE MINIMUM GUARANTEE RATE (3):
2.00%	$–	$1,500
2.20%	4,760	89,986
2.25%	–	1,439,338
2.25% (3)	231,842	1,156,991
3.00%	1,554,830	7,404,352
3.50% (4)	–	1,543,064
4.00%	85,467	–
	$1,876,899	$11,635,231

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (5) (6):
No differential	$79,683	$–
› 0.0% - 0.5	1,267,472	1,957,268
› 0.5% - 1.0	324,489	817,189
› 1.0% - 1.5	139,473	122,424
› 1.5% - 2.0	30,484	90
› 2.0% - 2.5	22,134	–
› 2.5% - 3.0	11,287	–
Greater than 3.0%	1,877	–
Index strategies	–	8,738,260
	$1,876,899	$11,635,231

(1)	In addition, $1,155,764 (62%) of the Fixed Annuities Account Value have market value adjustment protection.
(2)
The contract features for substantially all of the Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money.  The contract features for less than .5% of the Index Annuities Account Value are reset every two years.

(3)	Products have a guarantee of 2.25% for the first 10 years, and 3.00% thereafter.
(4)
Rates applicable to the minimum guaranteed surrender value are 3.50% for the first 5 years, and 3.00% thereafter (applied to less than 100% of the annuity deposits received).  Minimum guaranteed rates for amounts allocated to the fixed rate strategy are 2.25% for the first 10 years, and 3.00% thereafter.

(5)	Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.
(6)
Includes products with multi-year guarantees for which the credited rate cannot be decreased to the ultimate minimum guaranteed rate until the end of the multi-year period.  The weighted average differential between the current credited rate and the ultimate minimum guaranteed rate on the multi-year guarantee fixed annuity account values was approximately 129 basis points.

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2008

Spread Results

	Six Months Ended June 30,		Year Ended December 31,
	2008	2007	2007
Average yield on invested assets	6.17%	6.09%	6.11%
Cost of money:
Aggregate	3.49%	3.38%	3.50%
Cost of money for index annuities	3.51%	3.34%	3.51%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.26%	3.27%	3.28%
Multi-year rate guaranteed	3.92%	4.22%	4.14%
Investment spread:
Aggregate	2.68%	2.71%	2.61%
Index annuities	2.66%	2.75%	2.60%
Fixed rate annuities:
Annually adjustable	2.91%	2.82%	2.83%
Multi-year rate guaranteed	2.25%	1.87%	1.97%

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2008

Summary of Invested Assets
	June 30, 2008		December 31, 2007
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)

Fixed maturity securities:
United States Government full faith and credit	$20,262	0.2%	$19,882	0.2%
United States Government sponsored agencies	7,536,663	57.2%	8,208,909	65.1%
Corporate securities, including redeemable preferred stocks	1,521,857	11.5%	1,419,129	11.2%
Mortgage and asset-backed securities:
Government	73,683	0.6%	75,353	0.6%
Non-Government	1,574,006	12.0%	641,232	5.1%
Total fixed maturity securities	10,726,471	81.5%	10,364,505	82.2%
Equity securities	152,549	1.2%	87,412	0.7%
Mortgage loans on real estate	2,213,548	16.8%	1,953,894	15.5%
Derivative instruments	74,068	0.5%	204,657	1.6%
Policy loans	422	–	427	–
	$13,167,058	100.0%	$12,610,895	100.0%

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2008

Credit Quality of Fixed Maturity Securities
		June 30, 2008		December 31, 2007
NAIC Designation	Rating Agency Equivalent	Carrying Amount	Percent	Carrying Amount	Percent
		(Dollars in thousands)

1	Aaa/Aa/A	$9,590,538	89.4%	$9,361,755	90.3%
2	Baa	1,036,540	9.7%	915,259	8.8%
3	Ba	60,778	0.6%	53,784	0.5%
4	B	24,387	0.2%	20,310	0.3%
5	Caa and lower	14,228	0.1%	13,397	0.1%
6	In or near default	–	–	–	–
		$10,726,471	100.0%	$10,364,505	100.0%

Watch List Securities - June 30, 2008
General Description	Amortized Cost	Unrealized Losses	Estimated Fair Value	Months Unrealized Losses Greater Than 20%

Corporate bonds:
Finance, insurance and real estate companies	$18,376	$(4,821)	$13,555	1 - 5
U.S. retail company	10,501	(2,241)	8,260	5
Consumer staple company	9,626	(1,863)	7,763	0
U.S. media company	5,750	(1,775)	3,975	5
Mortgage-backed securities	2,366	(840)	1,526	2
Common & preferred stock:
Finance, insurance and real estate companies	101,484	(29,278)	72,206	1 - 5
Telecommunication and media companies	9,433	(2,713)	6,720	1 - 2
	$157,536	$(43,531)	$114,005

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2008

Mortgage Loans by Region and Property Type
	June 30, 2008		December 31, 2007
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$512,269	23.1%	$458,418	23.5%
Middle Atlantic	160,348	7.2%	133,662	6.8%
Mountain	360,093	16.3%	310,244	15.9%
New England	45,311	2.0%	45,618	2.3%
Pacific	172,287	7.8%	141,264	7.2%
South Atlantic	390,697	17.7%	344,800	17.7%
West North Central	390,169	17.6%	356,334	18.2%
West South Central	182,374	8.3%	163,554	8.4%
	$2,213,548	100.0%	$1,953,894	100.0%

Property type distribution
Office	$628,958	28.4%	$586,109	30.0%
Medical Office	134,473	6.1%	108,667	5.6%
Retail	523,954	23.7%	438,214	22.4%
Industrial/Warehouse	517,301	23.3%	453,654	23.2%
Hotel	139,971	6.3%	115,758	5.9%
Apartments	108,064	4.9%	105,431	5.4%
Mixed use/other	160,827	7.3%	146,061	7.5%
	$2,213,548	100.0%	$1,953,894	100.0%

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2008

Shareholder Information

Corporate Offices:

American Equity Investment Life Holding Company
5000 Westown Parkway Suite 440
West Des Moines, IA 50266

Inquiries:

D.J. Noble, Chairman
(515) 457-1703, dnoble@american-equity.com

Debra J. Richardson, Senior Vice President
(515) 273-3551, drichardson@american-equity.com

John M. Matovina, Vice Chairman
(515) 457-1813, jmatovina@american-equity.com

Common Stock and Dividend Information:

New York Stock Exchange symbol: “AEL”

				Dividend
	High	Low	Close	Declared
2008
First Quarter	$10.21	$6.82	$9.28	$0.00
Second Quarter	$11.63	$7.61	$8.15	$0.00

2007
First Quarter	$14.07	$12.17	$13.13	$0.00
Second Quarter	$13.97	$11.37	$12.08	$0.00
Third Quarter	$12.55	$9.51	$10.65	$0.00
Fourth Quarter	$11.25	$8.09	$8.29	$0.06

2006
First Quarter	$14.34	$12.76	$14.34	$0.00
Second Quarter	$14.60	$10.66	$10.66	$0.00
Third Quarter	$12.55	$10.07	$12.27	$0.00
Fourth Quarter	$13.44	$11.90	$13.03	$0.05

Transfer Agent:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2008

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Mark Finkelstein
Fox-Pitt Kelton
Cochran Caronia Waller
(312) 425-4079
mfinkelstein@ccwco.com

Elizabeth C. Malone
KeyBanc Capital Markets
(917) 368-2230
bmalone@keybanccm.com

Keith F. Walsh
Citigroup Investment Research
(212) 816-5452
keith.f.walsh@citigroup.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com